UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 27, 2024

Date of Report (date of earliest event reported)

IRIDEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27598	77-0210467
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1212 Terra Bella Avenue

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 940-4700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	IRIX	Nasdaq Global Market

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

IRIDEX Corporation (the “Company”) has begun the process to transfer the listing of its common stock on The Nasdaq Stock Market LLC (“Nasdaq”) from The Nasdaq Global Market to The Nasdaq Capital Market. To effect such a transfer, the Company must meet the applicable requirements for continued listing on the Nasdaq Capital Market, submit an online transfer application and pay an application fee.

On June 27, 2024, the Company received a notification of non-compliance (the “Notice”) from Nasdaq’s Listing Qualifications Department notifying the Company that for the last 30 consecutive business days, the Company’s market value of listed securities (“MVLS”) was below the minimum of $50,000,000 for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A). Nasdaq Listing Rule 5450(b)(2)(A) requires listed securities to maintain a minimum MVLS of $50,000,000 (the “Minimum MVLS Requirement”), and Nasdaq Listing Rule 5810(c)(3)(C) provides that a failure to meet the Minimum MVLS Requirement exists if the deficiency continues for a period of 30 consecutive trading days.

By applying to transfer its listing to The Nasdaq Capital Market, the Company intends to become compliant with its continued listing requirements. The Notice has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq and, if the application for transfer to The Nasdaq Capital Market is accepted, as expected, the Company’s common stock will continue to trade on Nasdaq under the symbol “IRIX.”

Forward-Looking Statements, Risks and Uncertainties

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Privates Securities Litigation Reform Act of 1995, which involve substantial risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the Company’s plans to transfer the listing of its common stock to The Nasdaq Capital Market. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “believe,” “may,” “will,” “continue,” “anticipate,” “assume,” “plans,” “intends” or similar expressions and the negatives of those terms. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Investors are cautioned not to place undue reliance on the forward-looking statements. All information provided in this Current Report on Form 8-K and in the exhibits is as of the date hereof and is based on then-current expectations and the beliefs and assumptions of management. We undertake no duty to update this information unless required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIDEX CORPORATION

	By:	/s/ David I. Bruce
David I. Bruce
Chief Executive Officer

Date: July 3, 2024